QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 8, 2014, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-201276) and related Prospectus of Flex Pharma, Inc. dated January 13, 2015.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 13, 2015

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm